Exhibit 99.10

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) from February 2018 through March 2018 via files imaged and provided by Client (the “Review”). The underwriter of the securities is Citigroup Global Markets, Inc. (“Citi” or “Underwriter”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of 478 unique mortgage loans (the “Review”). During the Review, twenty (20) mortgage loans were excluded from the final securitization population reducing such review population to 458 mortgage loans. Of the twenty (20) loans excluded from AMC’s review, eighteen (18) were dropped because of a delinquency status and two (2) were dropped because they were paid in full. In addition, there were two (2) mortgage loans removed from the pool population that were not included in the sample selections. These two (2) mortgage loans were removed from the total pool population due to delinquency.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review – Initial Sample (including Data Integrity)	Small Bal CRE	93	197	47.21%
	Investor 1-4 Fam	130	276	47.10%
Guideline Review – February Population (including Data Integrity)	Small Bal CRE	16	33	48.48%
	Investor 1-4 Fam	35	73	47.95%
Total Guideline Review		274	579	47.32%

Review	Target Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”) – Initial Sample	Investor 1-4 Fam	146	146	100.00%
Non-Owner Occupancy (“NOO”) – February Population	Investor 1-4 Fam	38	38	100.00%
NOO Review		184	184	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review – Initial Sample	Small Bal CRE >= 6 months	3	3	100.00%
	Investor 1-4 Fam >= 6 months	5	5	100.00%
Servicing Review –February Population	Small Bal CRE >= 6 months	1	1	100.00%
	Investor 1-4 Fam >= 6 months	1	1	100.00%
Total Servicing Review		10	10	100.00%

*The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

**The Pool Population excludes loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by

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the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, involved forty-one (41) potential fields for the Full Guideline Review and six (6) potential fields for the Non-Owner Occupancy Review. The data fields for each scope are listed below.

Guideline Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance to Total Loans	# Of Loans
# of Units	4	274	1.46%	274
Amortization Term	0	274	0.00%	274
Amortization Type	0	274	0.00%	274
Balloon Flag	0	274	0.00%	274
City	0	274	0.00%	274
Contract Sales Price	0	81	0.00%	274
Environmental Type	0	110	0.00%	274
First Interest Rate Change Date	0	274	0.00%	274
First Payment Adjustment Cap %	0	274	0.00%	274
First Payment Change Date	0	274	0.00%	274
First Payment Date	0	274	0.00%	274
Index Type	0	274	0.00%	274
Interest Only	0	274	0.00%	274
Interest Rate Change Frequency	0	274	0.00%	274
Interest Rate Initial Cap	0	274	0.00%	274
Interest Rate Initial Maximum	0	274	0.00%	274
Interest Rate Life Cap	0	274	0.00%	274
Interest Rate Life Floor	0	274	0.00%	274
Interest Rate Life Max	0	274	0.00%	274
Interest Rate Life Min	0	274	0.00%	274
Interest Rate Periodic Cap	0	274	0.00%	274
Lien Position	0	274	0.00%	274
LTV Valuation Value	0	274	0.00%	274
Margin	1	274	0.36%	274
Maturity Date	0	274	0.00%	274
Next Interest Rate Change Date	0	274	0.00%	274
Note Date	0	274	0.00%	274
Original Interest Rate	0	274	0.00%	274
Original Loan Amount	0	274	0.00%	274
Original LTV	0	274	0.00%	274
Original Occupancy Percent	14	274	5.11%	274

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Original P&I	0	274	0.00%	274
Original Term	0	274	0.00%	274
Prepayment Penalty Period (months)	1	261	0.36%	274
Prepayment Terms	1	261	0.36%	274
Purpose	0	274	0.00%	274
Refi Purpose	1	193	0.36%	274
Representative FICO	5	270	1.82%	274
State	0	274	0.00%	274
Street	0	274	0.00%	274
Zip	0	274	0.00%	274
Total	27	9,230	0.24%	11,234

Non-Owner Occupancy Review:

Field Label	Loans With Discrepancy	Total Times Compared	% Variance to Total Loans	# Of Loans
City	0	184	0.00%	184
Occupancy	0	184	0.00%	184
Purpose	0	184	0.00%	184
Refi Purpose	1	128	0.54%	184
State	0	184	0.00%	184
Zip	0	184	0.00%	184
Total	1	1,017	0.09%	1,104

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*

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Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.

■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.

■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.

■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

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■	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).

■	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

■	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).

■	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

■	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

■	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.

■	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on one-hundred and seventy-three (165) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

AMC’s reviews resulted in zero (0) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All 274 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 34.31% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to one-hundred and eighty-nine (180) mortgage loans where the lender issued a guideline exception/waiver. There are a total of three hundred forty-three (324) waived exceptions affecting those 180 mortgage loans. Of these mortgage loans with waivers, one hundred thirty (130) were related to hazard insurance; Forty Eight (48) were related to a missing or incomplete VOR/VOM; Thirty Eight (38) were related to the borrower(s) credit history; twenty-two (22) were related to the FICO score; twenty (20) were related to a missing lease; fifteen (15) were related to the DSCR; sixteen(16) were related to the property having been listed for sale in the last 12 months; eleven (11) were related to the LTV; five (5) were related to the Business Purpose Disclosure; and six (6) were related to an ineligible property. The remaining thirteen (13) were related to a variety of other items. Some mortgage loans received multiple waivers.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	94	34.31%
B	180	65.69%
C	0	0.00%
D	0	0.00%
Total	274	100.00%

Non-Owner Occupancy Review Credit Results:

All 184 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 97.83% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to four (4) mortgage loans where the lender issued a guideline exception/waiver. In all four (4) instances, the exception was related to the Business Purpose Disclosure and/or Non-Owner Occupancy Declaration.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	180	97.83%
B	4	2.17%

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C	0	0.00%
D	0	0.00%
Total	184	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). For residential mortgage loans, AMC ordered secondary valuation products starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately received or ordered by AMC during the review. Within the final securitization population, AMC ordered field reviews (“CDAs”) on 165 residential mortgage loans. One (1) mortgage loan came back with an indeterminable value and one (1) mortgage loan had a variance >10%. On both these files, AMC ordered a field review which supported the origination value, resulting in a property grade of “A”.

Guideline Review Valuation Results:

AMC’s review found that 100% of the mortgage loans in the securitization have a valuation grade of “A.”

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	274	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	274	100.00%

SERVICING REVIEW SUMMARY

The servicing review was conducted on ten (10) mortgage loans. The collection comment portion of the review contained EV1 grades for seven (7) mortgage loans and an EV2 grade for three (3) mortgage loans. The payment history portion showed that all loans were in a current status as of the date of the review; however, nine (9) loans exhibited at least one delinquency during the preceding twelve (12) month period.

DATA INTEGRITY REVIEW RESULTS SUMMARY

Full Guideline Data Integrity:

Of the two-hundred and seventy-four (274) mortgage loans reviewed, twenty-five (25) unique mortgage loans had twenty-seven (27) different tape discrepancies across seven (7) data fields (some mortgage loans had more than one data delta). The largest variances were found on Original Occupancy Percent. The Client agreed with audited data and updated their tape on twenty-one (21) of these deltas.

Label	Delta(s)	Accuracy
Original Occupancy Percent	14	94.89%
# of Units	4	98.54%
Representative FICO	5	98.18%
Refi Purpose	1	99.64%
Prepayment Penalty Period (months)	1	99.64%
Prepayment Terms	1	99.64%
Margin	1	99.64%
Total	27	99.76%

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Non-Owner Occupancy Data Integrity:

Of the one-hundred and ninety (184) mortgage loans reviewed, one (1) unique mortgage loan had one (1) tape discrepancies across one (1) data field. The Client agreed with audited data and updated their tape on the delta.

Label	Delta(s)	Accuracy
Refi Purpose	1	99.91%
Total	1	99.91%

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all 458 mortgage loans reviewed by AMC have an Overall grade of “B” or higher and 59.54% of the mortgage loans by number have an Overall grade of “A.”

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	274	59.83%
B	184	40.17%
C	0	0.00%
D	0	0.00%
Total	458	100.00%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 287 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	274	100.00%	$91,731,607.00	100.00%
Total	274	100.00%	$91,731,607.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	274	100.00%	$91,731,607.00	100.00%
Total	274	100.00%	$91,731,607.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.36%	$405,000.00	0.44%
Cash Out: Other/Multi-purpose/Unknown Purpose	158	57.66%	$54,404,149	59.31%
Other-than-first-time Home Purchase	81	29.56%	$26,088,108	28.44%
Rate/Term Refinance - Borrower Initiated	34	12.41%	$10,834,350	11.81%
Total	274	100.00%	$91,731,607.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	274	100.00%	$91,731,607.00	100.00%

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Total	274	100.00%	$91,731,607.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	274	100.00%	$91,731,607.00	100.00%
Total	274	100.00%	$91,731,607.00	100.00%

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